UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2010

CLEANTECH BIOFUELS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-145939	33-0754902
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7386 Pershing Ave, University City, Missouri	63130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 862-8670

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

On October 14, 2010, CleanTech Biofuels, Inc. (the “Company”) held its Annual Shareholder Meeting where the stockholders voted on matters as follows:

1. Election of Board of Directors (Class III) –

	Votes For	Votes Against	Votes Withheld	Abstentions
Edward P. Hennessey	44,889,383	—	—	—

There were no broker non-votes.

There were no other matters voted upon.

Paul Simon, Jr., Jose Bared, Sr., David Bransby, Phd. and Jackson Nickerson, Phd. continue to serve as members of the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEANTECH BIOFUELS, INC.

Date: October 18, 2010	By:	/s/ Edward P. Hennessey

		Name:	Edward P. Hennessey
		Title:	Chief Executive Officer and President